Exhibit 10.18

Certain information has been omitted under a request for confidential treatment, and the omitted information has been filed with the Commission. Confidential portions are marked [**].

Second Amendment
to the
Sponsored  Research Agreement

This SECOND AMENDMENT TO THE SPONSORED  RESEARCH AGREEMENT (the "Second Amendment") is made as of the date of the last signature below (the "Second Amendment Effective Date"), by and between THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY, a Pennsylvania nonprofit corporation located at 3601 Spruce Street, Philadelphia, PA 19104 ("Wistar"), and ONCOCYTE CORPORATION, a corporation organized under the laws of California, with a principal place of business located at 1301 Harbor Bay Parkway, Alameda, CA 94502 ("Sponsor"). Wistar and Sponsor shall be referred to herein individually as a "Party" and collectively as the "Parties."

WHEREAS, Wistar and Sponsor entered into a sponsored research agreement on September 18, 2013 to fund Dr. Louise C. Showe's research relating to the development of new molecular diagnostics for lung cancer (the "SRA");

WHEREAS, Sponsor has paid to Wistar two hundred fifty thousand dollars (**) under the SRA as of the First Amendment Effective Date;

WHEREAS, the Parties executed a first exclusive option agreement on February 20, 20 I 5 to negotiate mutually agreeable terms and conditions of an exclusive, worldwide license to practice Wistar's and the University of Pennsylvania's ("Penn") joint ownership interest in the Wistar Background Technology (the "First Option");

WHEREAS, the Parties executed a second exclusive option agreement on May 15, 2015 to negotiate mutually agreeable terms and conditions of an exclusive, worldwide license to practice Wistar's ownership interest in its wholly-owned Selected Inventions (the "Second Option") (the First Option and Second Option shall be collectively refered to herein as the "Options"); and

WHEREAS, the Parties executed a first amendment to the SRA to expand the scope of research and budget ("First Amendment"); and

WHEREAS, concurrent with the negotiation and contract finalization of the license agreement(s) per the Options, the Parties wish to further expand the Sponsored Research scope of work, increase the budget, and modify the payment schedule of the SRA as specified below.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.         All capitalized terms not expressly defined herein shall have the same meanings assigned to them in the SRA.

Wistar/OncoCyte Second Amendment to the Sponsored Research Agreement

Certain information has been omitted under a request for confidential treatment, and the omitted information has been filed with the Commission. Confidential portions are marked [**].

2.         The words "Schedule I" in Section 1.5 of the SRA shall be replaced with the words "Schedules I, III and IV" to account for the expanded scope of work and additional budget.

3.         The SRA shall be amended to include the attached Schedule IV.

4.         Aim 1 of the First Amendment has been completed. Aim 2 is being modified under this Second Amendment to the SRA. Aim 3 of the First Amendment has been deleted.

5.         Section 4.1 (Funding) of the SRA shall be deleted in its entirety and replaced with the following:

Funding. Sponsor has already paid Wistar [**] in accordance with (i) and (ii) below. Sponsor shall pay Wistar the additional amount of [**] in accordance with (iii) through (vi) below:

(i)             [**] shall be paid upon execution of this Agreement (received by Wistar on October 22, 2013);

(ii)            [**] shall be paid upon the first anniversary of this Agreement (received by Wistar on October 24, 2014);

(iii)          [**] shall be paid upon execution of the First Amendment (invoiced by Wistar on October 5, 201 5);

(iv)          [**] shall be paid upon execution of the Second Amendment;

(v)           [**] shall be paid upon completion of Aim I as outlined in Schedule III (invoiced by Wistar on October 12, 2015);

(vi)          an additional [**] shall be paid upon completion of Aim 4 as outlined in Schedule IV. Completion is defined as completing the analysis described in Aim 4 (Schedule IV) and transmission of data to OncoCyte.

6.         Except as expressly amended or modified herein, any and all other terms and conditions of the SRA will remain unchanged .

7.         Entire Agreement. This Second Amendment, the amended SRA and the Options embodies the entire understanding between the Parties relating to the subject matter thereof and supersedes all prior understandings and agreements, whether written or oral.

Wistar/OncoCyte Second Amendment to the Sponsored Research Agreement

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this First Amendment as of the dates below.

THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY		ONCOCYTE CORPORATION

By:	/s/Heather A. Steinman	By:	/s/ William Annett
	Heather A. Steinman, Ph.D., M.B.A.		William Annett
	Vice President, Business Development		CEO OncoCyte
Executive Director, Technology Transfer
		Date:	October 18, 2015
Date:	October 15, 2015

AGREED TO AND ACCEPTED BY:
By:	/s/Louise C. Showe
Louise C. Showe, Ph.D.
Professor

Date:	October 15, 2015

Wistar/OncoCyte Second Amendment to the Sponsored Research Agreement

Certain information has been omitted under a request for confidential treatment, and the omitted information has been filed with the Commission. Confidential portions are marked [**].

SPONSORED RESEARCH AGREEMENT

Schedule IV

Budget to cover expanded scope of work of Aim 2 based on 10/7/2015 conference  call

A: Additional full-time support (100% effort) of entry level technician salary= [**]

B: Direct cost of [**] probe set the cost is –[**]

[**]
Total Cost:

[**]  100% effort technician
[**]
[**] overhead

[**]

Aim 4: Immunology Panel

[**]

Can initiate experiment right away.

Additional cost:

[**] materials cost * [**] indirect rate= [**]

Wistar/OncoCyte Second Amendment to the Sponsored Research Agreement